Exhibit 10.1

Execution Version

PURCHASE AGREEMENT

October 16, 2015

SUNTRUST ROBINSON HUMPHREY, INC.

As Representative of the Initial Purchasers

303 Peachtree Street, 10th Floor

Atlanta, GA 30308

Ladies and Gentlemen:

NN, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to SunTrust Robinson Humphrey, Inc. (“SunTrust”) and the other several Initial Purchasers named in Schedule A-1 attached hereto (collectively, the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule A-1 of $300,000,000 aggregate principal amount of the Company’s 10.25% Senior Notes due 2020 (the “Notes”), which will initially be unconditionally guaranteed on a senior unsecured basis as to principal, premium, if any, and interest (the “NN Guarantees”) by the subsidiaries of the Company listed on Schedule B-1 hereto (each individually, an “NN Guarantor” and collectively, the “NN Guarantors”). The Notes and the Guarantees (as defined below) attached thereto are herein collectively referred to as the “Securities”; and the Exchange Notes (as defined below) and the Guarantees attached thereto are herein collectively referred to as the “Exchange Securities.” The Securities will be issued pursuant to an indenture, to be dated as of October 19, 2015 (the “Initial Indenture”), among the Company, the NN Guarantors and U.S. Bank National Association, as trustee (the “Trustee”). SunTrust has agreed to act as the representative of the several Initial Purchasers (the “Representative”) in connection with the offering and sale of the Securities.

The Notes are being issued in connection with the acquisition of all of the issued and outstanding shares of capital stock of Precision Engineered Products Holdings, Inc., a Delaware corporation (“PEP” and, together with its consolidated subsidiaries listed on Schedule B-2 hereto, the “PEP Guarantors” and, together with the NN Guarantors, the “Guarantors”), by the Company (the “Acquisition”) pursuant to a Stock Purchase Agreement, dated as of August 17, 2015, among the Company, PEP and PEP Industries, LLC, a Delaware limited liability company (as amended, supplemented or modified and in effect from time to time, the “Acquisition Agreement”). Upon consummation of the Acquisition, PEP will become a wholly-owned subsidiary of the Company.

The Company intends to enter into new senior secured credit facilities in connection with the Acquisition (the “Senior Credit Facility”, and the documents, agreements or instruments delivered in connection therewith, the “Senior Credit Facility Documentation”).

Upon consummation of the Acquisition, the PEP Guarantors will enter into (i) a joinder agreement (the “Joinder Agreement”) substantially in the form attached hereto as Exhibit B and (ii) a supplemental indenture (the “Supplemental Indenture”) with the Trustee pursuant to which the PEP Guarantors will guarantee (the “PEP Guarantees” and, together with the NN Guarantees, the “Guarantees”) the Notes. As used herein, the term “Indenture” shall mean the Initial Indenture, as supplemented by the Supplemental Indenture, unless the context otherwise requires.

The holders of the Securities (including the Initial Purchasers) will be entitled to the benefits of a registration rights agreement, to be dated as of October 19, 2015 (the “Registration Rights Agreement”), among the Company, the NN Guarantors and the Representative, pursuant to which the Company and the Guarantors will be required to file with the Securities and Exchange Commission (the “Commission”), under the circumstances set forth therein, one or more registration statements with the Commission providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement and the related Guarantees (the “Exchange Offer”). All references herein to the Exchange Securities and the Exchange Offer are only applicable if the Company and the Guarantors are in fact required to consummate the Exchange Offer pursuant to the terms of the Registration Rights Agreement. Upon consummation of the Acquisition, the Company will cause each PEP Guarantor to join the Registration Rights Agreement by execution of the joinder attached thereto (the “Registration Rights Agreement Joinder”).

The issuance and sale of the Notes, the issuance of the Guarantees, the consummation of the Acquisition, the entry by the Company and the Guarantors into the Senior Credit Facility, the initial extensions of credit thereunder, if any, on the Closing Date, the repayment of certain borrowings under the Company’s existing credit facilities as described in the Final Offering Memorandum (as defined below) and the payment of transaction costs are referred to herein collectively, as the “Transactions.”

This Agreement, the Registration Rights Agreement, the Securities, the Exchange Securities, the Senior Credit Facility Documentation, the Initial Indenture (including each Guarantee set forth therein), the Joinder Agreement, the Supplemental Indenture and the Registration Rights Agreement Joinder are referred to herein as the “Transaction Documents.”

The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)). The Company agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Final Offering Memorandum.

In connection with the sale of the Notes, the Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated September 22, 2015 (the “Preliminary Offering Memorandum”) and a final offering memorandum dated the date hereof (the “Final Offering Memorandum”).

Following the Closing Date, in connection with the resale of the Securities, the Company shall prepare one or more Updated Final Offering Memoranda (as defined below) as provided in Section 10 hereof.

The Company hereby confirms its agreements with the Initial Purchasers as follows:

SECTION 1. Purchase, Sale and Delivery of the Securities.

(a) Each of the Company and the Guarantors agrees to issue and sell to the several Initial Purchasers all of the Securities, and subject to the conditions set forth herein and on the basis of the representations, warranties, terms and agreements herein, the Initial Purchasers agree, severally and not jointly, to purchase from the Company and the Guarantors the aggregate principal amount of Securities set forth opposite their names on Schedule A-1, at the purchase price set forth on Schedule A-2 payable on the Closing Date.

(b) One or more certificates for the Securities in definitive form to be purchased by the Initial Purchasers shall be delivered to, and payment therefor shall be made at, the offices of Cahill Gordon & Reindel LLP (or such other place as may be agreed to by the Company and SunTrust) at 9:00 a.m. New York City time, on October 19, 2015, or such other time and date as SunTrust shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”). The Company hereby acknowledges that circumstances under which SunTrust may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Preliminary Offering Memorandum or a delay as contemplated by the provisions of Section 17 hereof.

(c) The Company shall deliver, or cause to be delivered, to SunTrust for the accounts of the several Initial Purchasers certificates for the Securities at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”), and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as SunTrust may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(d) Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that:

(i) it will solicit offers for such Securities only from, and will offer such Securities only (a) to persons who it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A (“Qualified Institutional Buyers”) in transactions meeting the requirements of Rule 144A or (b) upon the terms and conditions set forth in Annex I to this Agreement;

(ii) it is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act; and

(iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer to sell Securities in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

SECTION 2. Representations and Warranties of the Company and the Guarantors. Each of the Company and the NN Guarantors, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser (it being understood and agreed that (i) whenever reference is made to the subsidiaries of the Company in this Agreement, such phrase will be understood to refer to and include the PEP Guarantors and (ii) prior to the execution of the Joinder Agreement, all references to the Guarantors with respect to PEP and its subsidiaries or to the PEP Guarantors are made to the knowledge of the Company and the NN Guarantors, after reasonable inquiry) and, upon the execution and delivery of the Joinder Agreement, each of the PEP Guarantors, jointly and severally with the Company and the NN Guarantors, represents and warrants to each Initial Purchaser that, as of the date hereof, as of the Closing Date, as of each Sale Date (as defined below) (except as disclosed in any Updated Final Offering Memorandum on such Sale Date) and as of each Settlement Date (as defined below) (references in this Section 2 to the “Offering Memorandum” are to (x) the Final Offering Memorandum in the case of representations and warranties made as of the date hereof and as of the Closing Date and (y) the most recent Updated Final Offering Memorandum in the case of representations and warranties made as of any Sale Date and Settlement Date occurring after delivery of an Updated Final Offering Memorandum):

(a) The Offering Memorandum. Neither (i) the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(b), as applicable) as of the Closing Date, nor (ii) upon and after the delivery of the first Updated Final Offering Memorandum, the most recently delivered Updated Final Offering Memorandum, as of its date and as supplemented to the applicable Sale Date, as of such Sale Date and on the Settlement Date, contains or represents any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in the Final Offering Memorandum, any updated Final Offering Memorandum or any amendment or supplement thereto, as the case may be, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 7(b) hereof.

(b) No Registration Required. Assuming the accuracy of the representations and warranties of the Initial Purchasers set forth in Section 1 hereof and compliance by the Initial Purchasers with their agreements set forth therein, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering

Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(c) Eligibility for Resale Under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date or any Sale Date or the related Settlement Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

(d) No Integration of Offerings. None of the Company, its affiliates (as defined in Rule 501 under the Securities Act) (each, an “Affiliate”), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act.

(e) No General Solicitation. None of the Company, its Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act other than by means of a Permitted General Solicitation (as defined below). With respect to those Securities sold in reliance upon Regulation S, (i) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

(f) Company Additional Written Communications; Permitted General Solicitations. The Company has not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any (x) written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum, (ii) the Final Offering Memorandum, (iii) any Updated Final Offering Memorandum and (iv) any electronic road show or other written communications other than any Permitted General Solicitation, in each case used in accordance with Section 3(b) or (y) any general solicitation other than any such solicitation (i) listed on Schedule C hereto or (ii) in accordance with Section 3(j) hereof (each such solicitation referred to in clause (i), (ii) and (iii), a “Permitted General Solicitation”). Each such communication or Permitted General Solicitation by the Company or its agents and representatives pursuant to clause (iv) of the preceding sentence

(each, a “Company Additional Written Communication”), when taken together with the Final Offering Memorandum and the most recent Updated Final Offering Memorandum did not as of the date hereof, and at the Closing Date, any Sale Date or the related Settlement Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Company Additional Written Communication made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representative expressly for use in any Company Additional Written Communication.

(g) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each of the NN Guarantors.

(h) The Initial Indenture. The Initial Indenture has been duly authorized by the Company and each of the NN Guarantors and, at the Closing Date, will have been duly executed and delivered by the Company and each of the NN Guarantors and will constitute a valid and binding agreement of the Company and each of the NN Guarantors, enforceable against the Company and each of the NN Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(i) The Supplemental Indenture. On or prior to the Closing Date, the Supplemental Indenture will have been duly authorized by the PEP Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and binding agreement of the PEP Guarantors, enforceable against the PEP Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(j) The Registration Rights Agreement. The Registration Rights Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and will constitute a valid and binding agreement of, the Company and each of the NN Guarantors, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification may be limited by applicable law.

(k) The Notes and the Guarantees. The Notes have been duly authorized for issuance and sale pursuant to this Agreement and the Initial Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Initial Indenture and delivered to and paid for by the Initial Purchasers as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Initial Indenture. The NN Guarantees on the Closing Date when issued will be in the respective forms contemplated by the Initial Indenture and have been duly authorized for issuance pursuant to this Agreement and the Initial Indenture; the NN Guarantees, at the Closing Date, will have been duly executed by each of the NN Guarantors and, when the Notes have been authenticated in the manner provided for in the Initial Indenture and issued and delivered against payment of the purchase price therefor, the NN Guarantees will constitute valid and binding agreements of the NN Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture; and on or prior to the Closing Date, the PEP Guarantees will have been duly authorized by each of the PEP Guarantors, and, when the Supplemental Indenture has been duly executed and delivered by each of the parties thereto as provided in the Initial Indenture, will be valid and legally binding obligations of each of the PEP Guarantors, enforceable against each of the PEP Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

(l) The Exchange Securities. The Exchange Securities (including the related Guarantees) have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the Indenture.

(m) Joinder Agreements. On or prior to the Closing Date, (i) the Joinder Agreement will have been duly authorized, executed and delivered by each of the PEP Guarantors and (ii) the Registration Rights Agreement Joinder will have been duly authorized, executed and delivered by each of the PEP Guarantors, and will constitute a valid and legally binding obligation of each of the PEP Guarantors, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(n) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum.

(o) No Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum (exclusive of any amendment or supplement thereto), subsequent to the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto) there has been no material adverse change in the financial condition, business, properties, business prospects or results of operations of the Company and its subsidiaries taken as a whole (any such change is called a “Material Adverse Change”). Neither the Company nor any of its subsidiaries has sustained since the date of the last audited financial statements included in the Offering Memorandum any loss or interference with its business material to the Company and its subsidiaries considered as a whole, otherwise than as set forth in the Offering Memorandum. Since the respective dates as of which information is given in the Offering Memorandum, there has not been any (i) material change in the capitalization of the Company or its subsidiaries, (ii) material increase in the aggregate in the consolidated short-term or long-term debt of the Company, (iii) transaction that is material to the Company and its subsidiaries contemplated or entered into by the Company or any of its subsidiaries, (iv) obligation, contingent or otherwise, directly or indirectly incurred by the Company or any subsidiary that is material to the Company and its subsidiaries taken as a whole, (v) dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, except for any dividend or distribution consistent with the Company’s past practice, or (vi) Material Adverse Change, in each case otherwise than as set forth in the Offering Memorandum.

(p) Independent Accountants. (i) PricewaterhouseCoopers LLP, during the periods covered by the consolidated financial statements of the Company and the related schedules and notes thereto included in the Offering Memorandum on which they reported were, and currently are, an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board, (ii) Deloitte and Touche LLP, who has certified the financial statements of Autocam Corporation (“Autocam”), a wholly-owned subsidiary of the Company, were on the dates of its reports on such financial statements, and currently are, an independent auditor with respect to Autocam under Rule 101 of The American Institute of Certified Public Accountants (“AICPA”) Code of Professional Conduct and its interpretations and rulings and (iii) Ernst & Young LLP, during the periods covered by the consolidated financial statements of PEP and the related schedules and notes thereto included in the Offering Memorandum on which they reported were, and currently are, an independent auditor with respect to PEP under Rule 101 of The AICPA Code of Professional Conduct and its interpretations and rulings.

(q) Preparation of the Financial Statements. The consolidated financial statements of the Company included in the Offering Memorandum, together with the related schedules and notes, fairly present in all material respects the financial condition of the Company and its subsidiaries as of the respective dates indicated and the consolidated statements of operations, cash flows and changes in stockholders’ equity for the respective periods specified, in each case in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise indicated in the notes thereto) and in accordance with Regulation S-X promulgated by the Commission. The financial information of Autocam included in the Offering

Memorandum fairly presents in all material respects the financial results of Autocam and its subsidiaries as of the respective dates indicated in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The consolidated financial statements of PEP included in the Offering Memorandum, together with the related schedules and notes, fairly present in all material respects the financial condition of PEP and its subsidiaries as of the respective dates indicated and the consolidated statements of operations, cash flows and changes in stockholders’ equity for the respective periods specified, in each case in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise indicated in the notes thereto). The pro forma financial information and the related notes thereto included in the Offering Memorandum have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Offering Memorandum. The summary and selected consolidated financial data of each of the Company and PEP included in the Offering Memorandum fairly present in all material respects the information shown therein and have been compiled on a basis consistent with that of the consolidated financial statements of each of the Company and PEP included in the Offering Memorandum. The other financial information of each of the Company and PEP included in the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries and PEP and its subsidiaries, as applicable, and present fairly, in all material respects, the information shown thereby. The Offering Memorandum include all financial and other information required to be included in connection with the presentation of “non-GAAP financial measures” (as defined in Item 10 of Regulation S-K) therein, and the presentation of such non-GAAP financial measures therein complies with Regulation G and Item 10 of Regulation S-K, as applicable. Each of the Company and its subsidiaries and PEP and its subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), required to be disclosed in the Offering Memorandum that are not so disclosed.

(r) Incorporation and Good Standing. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the General Corporation Law of the State of Delaware, with the requisite power and authority to own and lease its properties and conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement. The Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, result in a Material Adverse Change. Each of the Company’s subsidiaries has been duly incorporated or organized, as applicable, and is validly existing and in good standing as a corporation or limited liability company, as applicable, under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority (corporate or limited liability company, as applicable) to own and lease its properties and conduct its business as described in the Offering Memorandum. Each of the Company’s subsidiaries is duly qualified to do business as a foreign corporation or limited liability company, as applicable, in good standing in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Change. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit C hereto. All of the outstanding capital stock or other equity interests of each of its subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or indirectly through subsidiaries, free and clear of all liens, encumbrances, equities or claims.

(s) Capitalization. At June 30, 2015 (or in the case of an Updated Final Offering Memorandum that includes financial statements for a period subsequent to June 30, 2015, as of the last date of such period), on a consolidated basis, after giving pro forma effect to the Transactions, the Company would have an authorized and outstanding capitalization as set forth in the Offering Memorandum under the caption “Capitalization” (other than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans or upon exercise of outstanding options or warrants).

(t) Solvency. Each of the Company and the Guarantors is, and immediately after the Closing Date will be, Solvent. As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debt as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.

(u) No Material Actions or Proceedings. There are no legal or governmental actions, suits, arbitrations or other proceedings pending as to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Change or would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement; and no such actions, suits or proceedings are, to the Company’s knowledge, threatened or contemplated. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or imminent.

(v) Non-Contravention; No Authorizations or Approvals. No consent, approval, authorization, or order of, or filing or registration with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, except (i) such as have been made or obtained under the Securities Act, or (ii) the consents, approvals, authorizations, registrations or qualifications as may be required by state securities or “blue sky” laws. The compliance by the Company and the Guarantors with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not conflict with, or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the certificate of incorporation, by-laws, limited liability company agreement or similar organizational documents of the Company or any of its subsidiaries, as applicable, (ii) any indenture, mortgage, deed of trust, lease, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (iii) any statute, law, order, rule or regulation of any governmental agency or body or any court applicable to the Company or any of its subsidiaries or any of their property, assets or operations. None of the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation, by-laws, limited liability company agreement or similar organizational documents, as applicable, or (ii) in default (or, with the giving of notice or lapse of time or both, would be in default) under any indenture, mortgage, deed of trust, lease, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject.

(w) Intellectual Property. The Company and its subsidiaries own, possess or can acquire on commercially reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to, individually or in the aggregate, have a Material Adverse Change.

(x) All Necessary Permits, etc. The Company and its subsidiaries possess such certificates, permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by appropriate federal, state or local governmental or regulatory agencies or bodies necessary to conduct the businesses now operated by them; and the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses; all of the Governmental Licenses are valid in full force and effect; and neither the Company nor any of its subsidiaries have received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Change.

(y) Title to Properties. The Company and its subsidiaries have good and marketable title in fee simple to all real property owned by them, and good and marketable title to all other property owned by them, in each case free from mortgages, pledges, liens, security interests, claims, restrictions, encumbrances and defects of any kind, except as are described in the Offering Memorandum. All of the leases and subleases material to the business of the Company and its subsidiaries, taken as a whole, and under which the Company or any of its subsidiaries holds the properties described in the Offering Memorandum, are in full force and effect, and neither the Company nor any subsidiary has received notice that a material claim has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any such leases or subleases, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased property under any such lease or sublease.

(z) Tax Law Compliance. The Company and each of its subsidiaries has (i) filed on a timely basis all federal, state, local and foreign income and franchise tax returns required to be filed or have properly requested extensions thereof; and (ii) paid all taxes of the Company and its subsidiaries due and owing (including any related assessments, fines or penalties), except for taxes being contested in good faith by the appropriate proceedings diligently conducted and for which reserves in accordance with generally accepted accounting principles have been provided. No tax deficiency has been asserted against the Company or any of its subsidiaries which has had, nor does the Company know of any tax deficiency that is likely to be asserted against the Company or any of its subsidiaries which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have, a Material Adverse Change.

(aa) Investment Company Act. Each of the Company and the Guarantors is not, and will not be, either after receipt of payment for the Securities or after the application of the proceeds therefrom as described under “Use of Proceeds” in the Offering Memorandum, required to register as an “investment company” as such term is defined under the Investment Company Act of 1940, as amended.

(bb) Insurance. Each of the Company and its subsidiaries is insured by recognized and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses, including, but not limited to, policies covering professional liability, as well as for claims involving bodily injury and property damage. The Company has no reason to believe that it or any of its subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to have a Material Adverse Change. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(cc) No Stabilization or Manipulation. None of the Company or any of the Guarantors has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(dd) Sarbanes-Oxley. Neither the Company or any subsidiary, nor to its knowledge, any of their respective directors, members or managers, as applicable, or officers, in their capacities as such, is in breach or violation of any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(ee) Internal Accounting Controls. Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets, (iii) access to its assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ff) Disclosure Controls and Procedures. The Company maintains a system of internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. As of the date hereof, the Company is not aware of (i) any “significant deficiency” or “material weakness” (in each case, as defined in Public Company Oversight Board Standard No. 5) in the Company’s internal control over reporting, whether or not subsequently remediated, or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act, which controls and procedures (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared and (ii) are effective in all material respects to perform the functions for which they were established.

(gg) Margin Regulations. Neither the Company nor any Guarantor nor any of their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(hh) Environmental Laws. Except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Change and as disclosed in the Offering Memorandum, (i) neither the Company nor any of its subsidiaries is, or has been, in violation of any federal, state, local or foreign statute, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, of any governmental agency or body or any court relating to the pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface, or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials, polychlorinated biphenyls or toxic mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its subsidiaries possess all permits, authorizations and approvals required under any applicable Environmental Laws and are, and at all times have been, each in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries, (iv) neither the Company nor any of its subsidiaries has received written notice of any actual or potential liability for the investigation or remediation of any Hazardous Materials, (v) neither the Company nor any of its subsidiaries is subject to any binding or written order, decree or agreement requiring any of them to perform any response or corrective action relating to any Hazardous Materials and (vi) there are no events or circumstances that might reasonably be expected to form the basis of an order or obligation for clean-up, remediation, corrective action or other response action, or an action, suit, demand or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to any Hazardous Materials or the violation of, or liability under, any Environmental Laws.

(ii) ERISA. The Company and its subsidiaries and each “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with their terms and with ERISA and/or other applicable law. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or, except as would not reasonably be expected to result in material liability to the Company or any of its subsidiaries, any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any material “amount of unfunded benefit liabilities” (as defined under Title IV of ERISA). Neither the Company, its subsidiaries nor, except as would not reasonably be expected to result in material liability to the Company or any of its subsidiaries, any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA, (ii) Sections 412, 4971 or 4975 of the Internal Revenue Code, (iii) Section 4980B of the Internal Revenue Code with respect to the excise tax imposed thereunder or (iv) any similar non-U.S. law. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service and nothing has occurred, whether by action or failure to act, which is reasonably likely to cause disqualification of any such employee benefit plan under Section 401(a) of the Internal Revenue Code.

(jj) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic government official, “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA or any applicable non-U.S. anti-bribery statute or regulation; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, such foreign official or employee; and the Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(kk) No Conflict with Money Laundering Laws. The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ll) No Conflict with Sanctions Laws. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or other relevant sanctions authority; and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is the subject to any sanctions administered by OFAC or other relevant sanctions authority or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of sanctions administered by OFAC or other relevant sanctions authority.

(mm) Senior Credit Facility. The Senior Credit Facility Documentation has been duly and validly authorized by the Company and, when duly executed and delivered by the Company and the Guarantors, will be the valid and legally binding obligation of the Company and the Guarantors, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(nn) Regulation S. The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902. Each of the Company and the Guarantors is a “reporting issuer”, as defined in Rule 902 under the Securities Act.

(oo) Market Related Data. Any statistical and market-related data included in the Offering Memorandum are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(pp) Occupational Safety and Health Act. The Company and each of its subsidiaries are in compliance in all respects with all applicable provisions of the Occupational Safety and Health Act of 1970, as amended, including all applicable regulations thereunder, except for such noncompliance as would not, individually or in the aggregate, have a Material Adverse Change.

(qq) No Restrictions on Subsidiaries. Except as described in the Offering Memorandum, none of the Company’s subsidiaries is currently restricted, directly or indirectly, from (i) paying any dividends or distributions to the Company, (ii) repaying to the Company any loans or advances to such subsidiary from the Company or (iii) transferring any property or assets to the Company or any other subsidiary of the Company.

Any certificate signed by an officer of the Company or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters set forth therein.

SECTION 3. Covenants of the Company. The Company and the NN Guarantors, jointly and severally (and, in addition, upon the execution and delivery of the Joinder Agreement, the PEP Guarantors, jointly and severally) further covenants and agrees with each Initial Purchaser as follows:

(a) Copies of the Offering Memorandum. The Company will furnish to the Initial Purchasers and to counsel for the Initial Purchasers, without charge, as many copies of the Final Offering Memorandum and any Updated Final Offering Memorandum and any amendments and supplements thereto as they shall reasonably request.

(b) Final Offering Memorandum; Amendments and Supplements. The Company will prepare and deliver to the Initial Purchasers the Final Offering Memorandum and any Updated Final Offering Memorandum in the form approved by the Representative.

The Company will not amend or supplement the Final Offering Memorandum prior to the Closing Date or any Updated Final Offering Memorandum prior to any Settlement Date related thereto unless the Representative shall previously have been furnished a copy of the proposed amendment or supplement a reasonable period of time prior to the proposed use or filing, and shall not have reasonably objected to such amendment or supplement. Before making, preparing, using, authorizing, approving or distributing any Company Additional Written Communication, the Company will furnish to the Representative a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representative reasonably objects.

(c) Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters.

At any time prior to the Closing Date or any Settlement Date, if (i) any event occurs or condition exists as a result of which the Final Offering Memorandum or any Updated Final Offering Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it should be necessary to amend or supplement the Final Offering Memorandum or any Updated Final Offering Memorandum, to comply with applicable law, the Company and the Guarantors will immediately notify the Initial Purchasers thereof and will prepare and (subject to Section 3(a) hereof) provide to the Initial Purchasers such amendments or supplements to the Final Offering Memorandum or Updated Final Offering Memorandum so that the statements in the Final Offering Memorandum or Updated Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that the Final Offering Memorandum or Updated Final Offering Memorandum will comply with all applicable law.

Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, if any event occurs or condition exists as a result of which it is necessary to amend or supplement the Final Offering Memorandum or any Updated Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum or any Updated Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the judgment of the Representative or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum or any Updated Final Offering Memorandum to comply with applicable law, the Company and the Guarantors agree to promptly prepare (subject to this Section 3) and provide at its own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum or any Updated Final Offering Memorandum so that the statements in the Final Offering Memorandum or any Updated Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date or the applicable Settlement Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum or any Updated Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are outstanding, if, in the judgment of the Representative, the Initial Purchasers or any of their affiliates (as such term is defined in the Securities Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, the Securities, the Company and the Guarantors agree to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10 of the Securities Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.

The Company hereby expressly acknowledges that the indemnification and contribution provisions of Section 7 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

(d) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities as described under the caption “Use of Proceeds” in the Final Offering Memorandum or any Updated Final Offering Memorandum.

(e) The Depositary. The Company will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(f) Additional Information. So long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, at any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders and beneficial owners from time to time of the Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information satisfying the requirements of Rule 144A(d).

(g) No Other Securities. During the period of 90 days following the date hereof, the Company will not, without the prior written consent of SunTrust (which consent may be withheld at the sole discretion of SunTrust), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or securities exchangeable for or convertible into debt securities of the Company (other than as contemplated by this Agreement and to register the Exchange Securities).

(h) Blue Sky Compliance. Each of the Company and the Guarantors shall cooperate with the Representative and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Company or any of the Guarantors shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Company and the Guarantors shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(i) No Integration. The Company agrees that it will not and will cause its Affiliates, directly or through any agent, not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid the sale of Securities pursuant hereto.

(j) No General Solicitation or Directed Selling Efforts. The Company agrees that it will not and will not permit any of its Affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) to (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D without the prior written consent of the Representatives or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the Company will and will cause all such persons to comply with the offering restrictions requirement of Regulation S with respect to the Securities.

(k) Legended Securities. Each certificate for a Security will bear the legend contained in “Notice to Investors” in the Final Offering Memorandum for the time period and upon the other terms stated in the Final Offering Memorandum.

(l) No Resales. The Company will not, and will not permit any of its Affiliates to, resell any of the Notes that have been acquired by any of them, other than pursuant to an effective registration statement under the Securities Act or in accordance with Rule 144 under the Securities Act.

(m) Acquisition. Immediately after the consummation of the Acquisition, the Company and the PEP Guarantors shall cause to be delivered to the Initial Purchasers (i) executed copies of the Joinder Agreement, the Registration Rights Agreement Joinder and the Supplemental Indenture, in each case executed and delivered by the PEP Guarantors and the other parties thereto and (ii) the favorable opinion dated the date of the Acquisition, of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, counsel for the PEP Guarantors, the form of which is attached as Exhibit A-2 hereto and of Massachusetts local counsel for the PEP Guarantors, the form of which is attached as Exhibit A-4 hereto.

The Representative on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Company or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Notes shall be subject to the accuracy of the representations and warranties of the Company in Section 2 hereof, in each case as of the date hereof and as of the Closing Date, as if made on and as of the Closing Date and to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Comfort Letters. The Initial Purchasers shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, from each of (i) PricewaterhouseCoopers LLP, (ii) Ernst & Young LLP and (iii) Deloitte & Touche LLP, in each case containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Final Offering Memorandum; provided that each letter shall use a “cut-off date” within three days of the date of such letter. References to the Final Offering Memorandum in this paragraph with respect to any letter referred to above shall include any amendment or supplement thereto at the date of such letter.

(b) No Material Adverse Change. For the period from and after the date of this Agreement and prior to the Closing Date, no event or condition that results in a Material Adverse Change shall have occurred or shall exist, the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Final Offering Memorandum.

(c) No Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of its subsidiaries or any of their securities or indebtedness by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436 under the Securities Act.

(d) Opinion of Counsel for the Company. On the Closing Date, the Initial Purchasers shall have received the favorable opinion dated the Closing Date, of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, counsel for the Company, the form of which is attached as Exhibit A-1 hereto and Ohio, Connecticut, Michigan and Texas local counsel for the Company, the form of which is attached as Exhibit A-3 hereto.

(e) Opinion of Counsel for the Initial Purchasers. On the Closing Date, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Date, of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, with respect to such matters as may be reasonably requested by the Initial Purchasers.

(f) Officers’ Certificate. On the Closing Date, the Initial Purchasers shall have received a certificate, dated as of the Closing Date, executed by the Chief Executive Officer or Chief Financial Officer of the Company and each NN Guarantor, to the effect set forth in Section 4(c) hereof, and further to the effect that: (i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change; (ii) the representations, warranties and covenants of the Company and the Guarantors set forth in Section 2 hereof were true and correct as of the date hereof and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and (iii) each of the Company and the Guarantors has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(g) Indenture and Securities. The Initial Indenture shall have been duly executed and delivered by a duly authorized officer of the Company, each of the NN Guarantors and the Trustee, and the Securities shall have been duly executed and delivered by a duly authorized officer of the Company and duly authenticated by the Trustee.

(h) Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and each of the NN Guarantors.

(i) Senior Credit Facility. Concurrently with or prior to the Closing Date, the Company and the NN Guarantors shall have entered into the Senior Credit Facility consistent in all material respects with the terms described in the Final Offering Memorandum and the Representative shall have received conformed counterparts thereof.

(j) Concurrent Transactions. The Transactions shall have been consummated on the terms and conditions described in the Final Offering Memorandum.

(k) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably request.

If any condition specified in this Section 4 is not satisfied or waived by SunTrust when and as required to be satisfied, this Agreement may be terminated by SunTrust by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, subject to survival of the provisions referenced in Section 8 hereof.

SECTION 5. Offer and Sale Procedures. Each of the Initial Purchasers, on the one hand, and the Company and each of the NN Guarantors (and, upon the execution and delivery of the Joinder the Agreement, the PEP Guarantors), on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:

(a) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each sale of Securities shall be made only to persons whom the seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(b) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the following legend:

“THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY

SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.”

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

SECTION 6. Payment of Expenses.

(a) Except as set forth in Section 10(e) below, whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company and the NN Guarantors and, upon execution and delivery of the Joinder Agreement, the PEP Guarantors, will pay or cause to be paid all costs, fees and expenses incident to the performance of its obligations under this Agreement and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the preparation, issuance and delivery of the Securities, (ii) all costs and expenses related to the issuance and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) all fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Preliminary Offering Memorandum, any Permitted General Solicitation, the Final Offering Memorandum and each Updated Final Offering Memorandum and all amendments and supplements thereto, and the Transaction Documents, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (iv) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (v) all filing fees, attorneys’ fees and expenses incurred by the Company, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Preliminary Offering Memorandum, the Final Offering Memorandum or any Updated Final Offering Memorandum), (vi) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies, and (viii) all costs and expenses relating to investor presentations, including any “road show” presentations undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives (including the Initial Purchasers) and officers of the Company and any such consultants, and 50% of the cost of any aircraft chartered in connection with the road show. It is understood, however, that except as provided in this Section 6 and Section 8 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

(b) If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 5 hereof is not satisfied, because this Agreement is terminated pursuant to Section 9 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers upon demand for all reasonable out-of-pocket expenses (including, without limitation, documented fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

SECTION 7. Indemnification.

(a) Indemnification by the Company and the Guarantors. Each of the Company and the NN Guarantors, and upon execution of the Joinder Agreement, each of the PEP Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Initial Purchaser against any and all losses, claims, damages, liabilities or expenses, as incurred, to which such Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any Company Additional Written Communication, any Permitted General Solicitation, the Final Offering Memorandum or any Updated Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse each Initial Purchaser and each such affiliate, director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by SunTrust) as such expenses are reasonably incurred by such Initial Purchaser or such affiliate, director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information relating to such Initial Purchaser and furnished to the

Company by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum, any Company Additional Written Communication, the Final Offering Memorandum or any Updated Final Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 7(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification by the Initial Purchasers. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each NN Guarantor and, upon execution and delivery of the Joinder Agreement, each PEP Guarantor, each of their respective affiliates, directors, officers and each person, if any, who controls the Company or any such Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages, liabilities or expenses, as incurred, to which the Company, any Guarantor or any such affiliate, director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any Company Additional Written Communication, any Permitted General Solicitation, the Final Offering Memorandum or any Updated Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, any Company Additional Written Communication, the Final Offering Memorandum or any Updated Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information relating to such Initial Purchaser and furnished to the Company by such Initial Purchaser through the Representative expressly for use therein; and to reimburse the Company, any NN Guarantor and, upon execution and delivery of the Joinder Agreement, any PEP Guarantor and each such affiliate, director, officer or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Company, any such Guarantor or such affiliate, director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and the NN Guarantors and, upon execution and delivery of the Joinder Agreement, the PEP Guarantors hereby acknowledges that the only information that the Initial Purchasers through the Representative have furnished to the Company expressly for use in the Preliminary Offering Memorandum, any Company Additional Written Communication, the Final Offering Memorandum or any Updated Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the third sentence of the sixth paragraph and eighth and ninth paragraphs under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum. The indemnity agreement set forth in this Section 7(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

(c) Notices and Procedures. Promptly after receipt by any person to whom indemnity may be available under this Section 7 (the “indemnified party”) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any person from whom indemnity may be sought under this Section 7 (the “indemnifying party”), notify such indemnifying party in writing of the commencement thereof; provided that the failure to so notify such indemnifying party will not relieve such indemnifying party from any liability which it may have to such indemnified party under this Section 7 except to the extent that it has been materially prejudiced by such failure (through the forfeiture of substantive rights and defenses) and shall not relieve such indemnifying party from any liability that such indemnifying party may have to such indemnified party other than under this Section 7. In case any such action is brought against any indemnified party, and such indemnified party notifies the relevant indemnifying party of the commencement thereof, such indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, jointly with any other indemnifying party similarly notified, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action (including impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel (in each jurisdiction)), which shall be selected by SunTrust (in the case of counsel representing the Initial Purchasers or their related persons), representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) such indemnifying party has authorized the employment of counsel for such indemnified party at the expense of the indemnifying party. After such notice from an indemnifying party to an indemnified party, such indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the written consent of such indemnifying party. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by (i), (ii) or (iii) of the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (x) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (y) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. An indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the indemnified party or any other person that may be entitled to indemnification hereunder is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent (i) includes an unconditional release of the indemnified party and such other persons from all liability arising out of such claim, action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

(d) Contribution. If the indemnification provided for in the preceding paragraphs of this Section 7 is held to be unavailable to or otherwise insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in subclauses (a) and (b) of this Section 7 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 7; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 7(c) hereof for purposes of indemnification. The Company, the NN Guarantors and, upon execution and delivery of the Joinder Agreement, the PEP Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. Notwithstanding the provisions of this Section 7, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of

Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A-1. For purposes of this Section 7, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each affiliate, director or officer of the Company or any Guarantor, and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Guarantors.

SECTION 8. Termination of this Agreement. The Representative may terminate this Agreement with respect to the Notes by notice to the Company in accordance with the last paragraph of Section 4 hereof or at any time prior to the Closing Date if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange (the “NYSE”) shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (iii) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any substantial change in general economic, political or financial conditions which has an effect on the U.S. financial markets that, in the case of any event described in this clause (iii), in the reasonable judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offer, sale and delivery of the Securities as disclosed in the Final Offering Memorandum, exclusive of any amendment or supplement thereto; or (iv) in the reasonable judgment of the Representative there shall have occurred any Material Adverse Change. Any termination pursuant to this Section 8 shall be without liability on the part of (i) the Company or any Guarantor to any Initial Purchaser, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Section 6 hereof, (ii) any Initial Purchaser to the Company, or (iii) any party hereto to any other party except that the provisions of Section 7 hereof shall at all times be effective and shall survive such termination.

SECTION 9. Notices. All communications hereunder shall be in writing and, if sent to any of the Initial Purchasers, shall be delivered or sent by mail or transmitted and confirmed in writing by any standard form of telecommunication to SunTrust Robinson Humphrey, Inc., 3333 Peachtree Road, 10th Floor, Atlanta, GA 30326, Facsimile: 404-926-5248, Attention: High Yield Syndicate, with a copy to Cahill Gordon & Reindel LLP, 80 Pine Street, New York, NY 10005, Attention: James J. Clark, Esq. and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at NN, Inc., 207 Mockingbird Lane, Johnson City, TN 37604, Facsimile: 423-743-2670, Attention: James H. Dorton, Senior Vice President – Chief Financial Officer, with a copy to Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, First Tennessee Building, 165 Madison Avenue, Suite 2000, Memphis, TN 38103, Attention: Richard F. Mattern, Esq., and NN, Inc., 207 Mockingbird Lane, Johnson City, TN 37604, Attention: Matthew S. Heiter, Esq.

SECTION 10. Agreement to Cooperate. The Company and the NN Guarantors, jointly and severally (and, in addition, upon the execution and delivery of the Joinder Agreement, the PEP Guarantors, jointly and severally) further covenant and agree with each Initial Purchaser as follows:

(a) After the Closing Date, but prior to the expiration of the Cooperation Period (as defined below) the Company and the Guarantors shall:

(i) upon request of the Representative, on up to three (3) occasions, subject to Blackout Periods (as defined below), use their commercially reasonable efforts to provide to the Initial Purchasers an updated version of the Final Offering Memorandum (including for the avoidance of doubt the final Canadian wrapper) (as so amended, supplemented or updated from time to time in accordance with the terms hereof, an “Updated Final Offering Memorandum”) in a form consistent with the Final Offering Memorandum (including all financial statements, pro forma financial statements, business and other financial data of the type required in a registered offering by Regulation S-X and Regulation S-K under the Securities Act (other than Rule 3-10 and Rule 3-16 of Regulation S-X and subject to exceptions customary for private placements pursuant to Rule 144A and if reasonably requested by the Representative, to the extent reasonably practicable, any “flash” or “capsule” financial information (on an annual or quarterly basis) with respect to the Company and its subsidiaries) such that the Updated Final Offering Memorandum does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that in no event will the Company and the Guarantors be required to provide updated annual audited or quarterly unaudited financial statements earlier than the time the Company and the Guarantors are required to provide such information as described in the Final Offering Memorandum under the heading “Description of the Notes–Reports” (without giving effect to the grace period in clause (4) under “Description of the Notes–Events of Default and Remedies” in the Final Offering Memorandum);

(ii) upon written notice from the Representative, in connection with an offer and resale of the Securities (the fifth business day (or such other period as mutually agreed between the Company and the Representative) after each such notice herein referred to as the “Sale Date” and the related settlement date mutually determined by the Company and the Representative, the “Settlement Date”), use commercially reasonable efforts to provide the Initial Purchasers on or prior to the Sale Date or the Settlement Date, as applicable, the following, provided that there shall be no more than three (3) Sale Dates:

(A) opinions and negative assurance letters, as the case may be, consistent in all relevant respects with those provided pursuant to Section 4(d) of this Agreement and dated such Settlement Date (including opinions covering the PEP Guarantors in their capacity as Guarantors);

(B) (i) a “comfort” letter dated such Sale Date and a “bring-down” comfort letter dated such Settlement Date, with respect to the Company and its subsidiaries and the Updated Final Offering Memorandum from PricewaterhouseCoopers LLP, (ii) a “comfort” letter dated such Sale Date and a “bring-down” comfort letter dated such Settlement Date, with respect to PEP and its subsidiaries and the Updated Final Offering Memorandum from Ernst & Young LLP and (iii) a “comfort letter” dated such Sale Date, with respect to Autocam and the Updated Final Offering Memorandum from Deloitte & Touche LLP, in each case addressed to the Initial Purchasers, such comfort letters to be in the form consistent with that provided under this Agreement (as appropriately updated) and such bring-down comfort letters to be in customary form and substantially consistent with that provided for Rule 144A debt offerings;

(C) an officer’s certificate dated as of such Settlement Date and consistent with the officer’s certificate delivered by the Company pursuant to Section 4(f) (provided that references therein to the Closing Date shall be to such Settlement Date); and

(iii) in connection with such request, use commercially reasonable efforts to assist the Initial Purchasers in their marketing efforts for the resale of Securities during the Cooperation Period (as defined below) by (A) providing to the Initial Purchasers and their counsel all information they reasonably request to update due diligence (including by way of any conference calls) to each Sale Date and each Settlement Date and (B) reasonably cooperating with the Initial Purchasers in connection with the marketing of the Securities by (1) meeting with rating agencies, and (2) preparing road show materials and having senior management (including the CEO and CFO to the extent the inclusion of both would not materially interfere with any day to day operations of the business) of the Company available to participate in one or more meetings with prospective investors, or participating in conference calls at mutually agreeable times with prospective investors to whom the Initial Purchasers propose to resell the unsold allotment of Securities then held by them; provided, that such assistance does not unreasonably interfere with the ongoing operations of the Company and the Guarantors or otherwise impair, in any material respect, the ability of any officer or executive of the Company or any Guarantor to carry out their duties to the Company and the Guarantors;

(iv) to the extent not previously done on or before the Closing Date, use commercially reasonable efforts to (A) obtain CUSIP numbers for the Notes as necessary; (B) obtain eligibility for the Notes to clear and settle through DTC; and (C) maintain a rating of the Notes from Standard & Poor’s and Moody’s;

(v) use commercially reasonable efforts to furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge except as set forth in clause (e) below, as many copies of each Updated Final Offering Memorandum and any amendments and supplements thereto as they may reasonably request; provided, that the Initial Purchasers shall not be entitled to use such Updated Final Offering Memorandum delivered pursuant to this clause (v) at such time as (A) the financial information contained therein no longer complies with the applicable requirements of Regulation S-X (other than Rule 3-10 and Rule 3-16 of Regulation S-X and subject to exceptions customary for private placements pursuant to Rule 144A), or (B) the Company has delivered a blackout notice pursuant to Section 10(c) below;

(vi) subject to the provisions of clause (i) above and clause (vii) below, not make any amendment or supplement to an Updated Final Offering Memorandum or otherwise distribute or refer to any Company Additional Written Communication that shall be reasonably disapproved by SunTrust after reasonable notice thereof; and

(vii) if at any time any event (for the avoidance of doubt, an “event” shall not be deemed to include financial statements being deemed to be “stale” due to the passage of time or the availability of financial statements for a subsequent period) occurs prior to the completion of the resale of the Securities by the Initial Purchasers (as determined by the Initial Purchasers) but in any event before the end of the Cooperation Period, as a result of which the Final Offering Memorandum or any Updated Final Offering Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Offering Memorandum or any Updated Offering Final Memorandum to comply with applicable law in the opinion of counsel for the Initial Purchasers or counsel for the Company, then, use commercially reasonable efforts to (A) prepare an amendment or supplement that will correct such statement or omission or effect such compliance and (B) supply any supplement or amendment thereto to the several Initial Purchasers (it being understood that the Initial Purchasers will cease making use of such Updated Final Offering Memorandum until such amendment or supplement is available) and counsel for the Initial Purchasers, without charge except as set forth in clause (e) below, in such quantities as they may reasonably request and promptly notify the Initial Purchasers of any event or other occurrence which would require any such amendment or supplement.

(b) The provisions set forth in this Section 10 shall terminate 365 days after the Closing Date (the “Cooperation Period”); provided that the Cooperation Period shall be extended by the number of days for any Blackout Period.

(c) “Blackout Period” shall mean a period not to exceed fifteen business days following delivery of written notice by the Company to Representative (a “blackout notice”) solely to the extent that and so long as the Company determines reasonably and in good faith that providing an Updated Final Offering Memorandum in accordance herewith would require the disclosure of material information in the Updated Final Offering Memorandum that, in the reasonable judgment of the Company, would be materially detrimental to the Company if so disclosed or, prior to the execution of definitive documentation related thereto, would otherwise materially adversely affect an acquisition, disposition, merger or other material corporate transaction; provided that there shall be no more than two Blackout Periods during the Cooperation Period. A subsequent Blackout Period shall not be permitted to continue on a consecutive basis following a Blackout Period and a period of at least 30 days shall have lapsed after the end of a Blackout Period prior to the start of another Blackout Period. The Company shall promptly notify the Representative of the end of a Blackout Period. If any Sale Date, “road show” or marketing in respect of any Updated Final Offering Memorandum is affected by any Blackout Period, such Sale Date, “road show” or Updated Final Offering Memorandum shall not count towards any maximum number of occasions or Updated Final Offering Memoranda permitted under this Section 10 (unless a Settlement Date occurs in respect of such Sale Date, “road show” or Updated

Final Offering Memorandum or, with respect to a “road show,” at least 10 business days have elapsed between the completion of the “road show” and the commencement of such Blackout Period).

(d) In addition to paragraph (a) above, the Representative may request in writing that the Company and the Guarantors assist the Initial Purchasers in their marketing efforts for the resale of Securities, and the Company and the Guarantors hereby agree to provide such assistance, by causing senior management of the Company (including the CEO and CFO) to participate in a customary “road show” for high yield debt securities on no more than two occasions after the Closing Date that shall not exceed eight business days in the aggregate (unless otherwise agreed by the Company); provided each such “road show” shall (i) not exceed four business days, (ii) be on consecutive business days unless the Company otherwise requests and the Representative shall agrees (such agreement not to be unreasonably withheld, delayed or conditioned), and (iii) each “road show” shall be separated by no less than 30 business days.

(e) Notwithstanding anything to the contrary herein, the Initial Purchasers will pay or cause to be paid all costs, fees and expenses incident to third offer and resale of the Securities by the Initial Purchasers during the Cooperation Period, if any, including, without limitation, (i) all expenses incident to the offer, resale and delivery of the Securities, (ii) all reasonable fees, disbursements and expenses of the Company’s counsel in connection with the offer and resale of the Securities and all other reasonable fees or expenses in connection with the preparation of any Updated Final Offering Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (iii) all reasonable fees, disbursements and expenses of each of Pricewaterhouse Coopers LLP, Ernst & Young LLP and Deloitte & Touche LLP in connection with the preparation of any “comfort” letter dated as of any Sale Date and a “bring-down” comfort letter dated as of any Settlement Date, (iv) the reasonable fees and expenses of the Trustee, if any, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (v) all reasonable filing fees, attorneys’ fees and expense incurred by the Company, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and resale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to any Updated Final Offering Memorandum), (vi) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies, and (vii) all costs and expenses relating to investor presentations, including any “road show” presentations undertaken in connection with the offer and resale of the Securities by the Initial Purchasers, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives (including the Initial Purchasers) and officers of the Company and any such consultants, and 50% of the cost of any aircraft chartered in connection with such road show. It is further understood that the Initial Purchasers shall pay their own expenses incident to the third offer and resale of the Securities by the Initial Purchasers during the Cooperation Period, including the fees and disbursements of their counsel. For the avoidance of doubt, the fees and expenses incident to the first and second offers and resales of the Securities by the Initial Purchasers during the Cooperation Period shall be paid in accordance with the provision set forth in Section 6 hereof.

SECTION 11. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No Subsequent Purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

SECTION 12. Authority of the Representatives. Any action by the Initial Purchasers hereunder may be taken by SunTrust on behalf of the Initial Purchasers, and any such action taken by SunTrust shall be binding upon the Initial Purchasers.

SECTION 13. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 14. Governing Law; Consent to Jurisdiction. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

(a) Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

SECTION 15. Waiver of Jury Trial. Each of the Company and the NN Guarantors and, upon execution and delivery of the Joinder Agreement, the PEP Guarantors, hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement.

SECTION 16. Defaulting Initial Purchasers. If, on the Closing Date, any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Securities to be purchased on the Closing Date, the other Initial Purchasers shall be obligated, severally, in the proportions that the aggregate principal amount of Securities set forth opposite their respective names on Schedule A-1 bears to the aggregate principal amount of Securities set forth opposite the names of all such nondefaulting Initial Purchasers, or in such other proportions as may be specified by the Representative with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date. If, on the Closing Date, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representative and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 6 and 8 hereof shall at all times be effective and shall survive such termination. In any such case either the Representative or the Company shall have the right to postpone the Closing Date but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 16. Any action taken under this Section 16 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 17. No Advisory or Fiduciary Responsibility. Each of the Company and the NN Guarantors and, upon execution and delivery of the Joinder Agreement, the PEP Guarantors, acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction among the Company and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Company and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company, and the Guarantors or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Company and the Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company and the Guarantors on other matters) or any other obligation to the Company and the Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors, and the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company, the Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.

SECTION 18. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company, any Guarantor or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 19. Miscellaneous.

(a) Entire Agreement. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

(b) Counterparts. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.

(c) Amendments and Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(d) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

NN, INC.

By:	/s/ Richard D. Holder
	Name:	Richard D. Holder
	Title:	Chief Executive Officer and President

INDUSTRIAL MOLDING CORPORATION, as a Guarantor

By:	/s/ James H. Dorton
	Name:	James H. Dorton
	Title:	Vice President

WHIRLAWAY CORPORATION, as a Guarantor

By:	/s/ James H. Dorton
	Name:	James H. Dorton
	Title:	Vice President

PNC ACQUISITION COMPANY, INC., as a Guarantor

By:	/s/ James H. Dorton
	Name:	James H. Dorton
	Title:	Vice President

[Signature Page to the Purchase Agreement]

PMC ACQUISITION COMPANY, INC., as a Guarantor

By:	/s/ James H. Dorton
	Name:	James H. Dorton
	Title:	Vice President

PMC USA ACQUISITION COMPANY, INC., as a Guarantor

By:	/s/ James H. Dorton
	Name:	James H. Dorton
	Title:	Vice President

THE DELTA RUBBER COMPANY, as a Guarantor

By:	/s/ James H. Dorton
	Name:	James H. Dorton
	Title:	Vice President

CAPROCK MANUFACTURING, INC., as a Guarantor

By:	/s/ James H. Dorton
	Name:	James H. Dorton
	Title:	Vice President

CAPROCK ENCLOSURES, LLC, as a Guarantor

By:	/s/ James H. Dorton
	Name:	James H. Dorton
	Title:	Vice President

[Signature Page to the Purchase Agreement]

NN PRECISION PLASTICS, INC., as a Guarantor

By:	/s/ James H. Dorton
	Name:	James H. Dorton
	Title:	Vice President

AUTOCAM CORPORATION, as a Guarantor

By:	/s/ James H. Dorton
	Name:	James H. Dorton
	Title:	Vice President

AUTOCAM-PAX, INC., as the Guarantor

By:	/s/ James H. Dorton
	Name:	James H. Dorton
	Title:	Vice President

[Signature Page to the Purchase Agreement]

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

SUNTRUST ROBINSON HUMPHREY, INC.
Acting on behalf of itself and as the Representative of the several Initial Purchasers

By:	SunTrust Robinson Humphrey, Inc.

By:	/s/ Chris White
	Title:	Managing Director

[Signature Page to the Purchase Agreement]